UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005 (October 25, 2005)

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200
Wyomissing Professional Center
Wyomissing, PA	19610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 373-2400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                          Completion of Disposition of Assets.

On October 25, 2005, pursuant to the previously announced Securities Purchase Agreement among Argosy Gaming Company, Wimar Tahoe Corporation and CP Baton Rouge Casino, L.L.C., an affiliate of Columbia Sussex Corporation (“Buyer”), Penn National Gaming (the “Company”) completed its sale to Buyer of the Argosy Casino-Baton Rouge.

 The Company announced the completion of the sale in a press release dated October 25, 2005, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1                                    Press Release, dated October 25, 2005, issued by Penn National Gaming, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
(Registrant)

	By:	/s/ Robert S. Ippolito
Date: October 25, 2005		Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	Press Release, dated October 25, 2005, issued by Penn National Gaming, Inc.